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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                April 26, 2004

                           ALLIED CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Maryland                 0-22832                         52-1081052
(State or other jurisdiction (Commission File Number)        (I.R.S. Employer
of incorporation)                                          Identification No.)

                         1919 Pennsylvania Avenue, N.W.
                              Washington D.C. 20006
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (202) 331-1112





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 Item 7.   Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.


                  Exhibit No.           Description
                  -----------           -----------

                  99.1                  Press release dated April 15, 2004


Item 12.          Results of Operations and Financial Condition.

On April 15, 2004, Allied Capital issued a press release announcing that it had declared a dividend for the second quarter of 2004. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    April 26, 2004           ALLIED CAPITAL CORPORATION



                                  By:    /s/ Penni F. Roll
                                         -----------------
                                         Penni F. Roll:
                                         Chief Financial Officer



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                                  EXHIBIT INDEX

         Exhibit No.                Description

99.1     Press release dated April 15, 2004



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